UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 10, 2026

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                                            Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NXP Semiconductors N.V. (the "Company") announced the results of its 2026 annual general meeting of shareholders held on June 10, 2026.

The Annual General Meeting of Shareholders voted upon the following resolutions:

1.    Adoption of the 2025 statutory annual accounts

For	Against	Abstain	Broker Non-Votes
203,646,857	37,095	244,534	16,703,788

2.    Granting discharge to the members of the Company’s Board of Directors (the “Board”) for their responsibilities in the financial year ended December 31, 2025.

For	Against	Abstain	Broker Non-Votes
201,115,927	2,562,110	250,449	16,703,788

3a.    Re-appointment of Mr. Rafael Sotomayor as executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
203,645,053	163,755	119,678	16,703,788

3b.    Re-appointment of Ms. Annette Clayton as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
203,273,045	533,895	121,546	16,703,788

3c.    Re-appointment of Mr. Anthony Foxx as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
192,033,324	11,764,228	130,934	16,703,788

3d.    Re-appointment of Mr. Moshe Gavrielov as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
201,324,552	2,472,630	131,304	16,703,788

3e.    Re-appointment of Mr. Chunyuan Gu as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
203,562,222	239,326	126,938	16,703,788

3f.    Re-appointment of Ms. Lena Olving as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
201,937,951	1,871,738	118,797	16,703,788

3g.    Re-appointment of Ms. Julie Southern as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
197,840,615	5,969,633	118,238	16,703,788

3h.    Re-appointment of Ms. Jasmin Staiblin as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
203,480,299	327,869	120,318	16,703,788

3i.    Re-appointment of Mr. Gregory L. Summe as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
175,083,847	28,718,528	126,111	16,703,788

3j.    Re-appointment of Mr. Karl-Henrik Sundström as non-executive director with effect from June 10, 2026.

For	Against	Abstain	Broker Non-Votes
188,461,568	15,342,072	124,846	16,703,788

4.    Authorization of the Board to issue ordinary shares of the Company (“ordinary shares”) and grant rights to acquire ordinary shares.

For	Against	Abstain	Broker Non-Votes
220,004,296	529,131	98,847	—

5.    Authorization of the Board to restrict or exclude pre-emption rights accruing in connection with an issue of shares or grant of rights.

For	Against	Abstain	Broker Non-Votes
215,526,006	4,980,383	125,885	—

6.    Authorization of the Board to repurchase ordinary shares.

For	Against	Abstain	Broker Non-Votes
219,862,515	197,592	572,167	—

7.    Authorization of the Board to cancel ordinary shares held or to be acquired by the Company.

For	Against	Abstain	Broker Non-Votes
220,286,871	223,407	121,996	—

8.    Re-appointment of E&Y Accountants B.V as independent auditor of the Company for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
220,427,219	77,290	127,765	—

9.     Approval of the amended remuneration of the non-executive directors.

For	Against	Abstain	Broker Non-Votes
202,864,477	458,804	605,205	16,703,788

10.    Approval on a non-binding, advisory basis of the compensation of our Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
191,435,096	11,593,526	899,864	—

11.    Approval on a non-binding, advisory basis of the frequency of future shareholder advisory votes on Named Executive Officer compensation.

1 Year	2 Years	3 Years	Abstain
201,133,578	37,624	2,641,949	115,335

Item 8.01 Other Events.

On June 11, 2026, the Board approved the payment of an interim dividend of $1.014 per ordinary share for the second quarter of 2026. The interim dividend will be paid on July 9, 2026 to shareholders of record as of June 24, 2026.

A copy of the Company's press release announcing the dividend payment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 11, 2026 entitled: “NXP Semiconductors Announces Quarterly Dividend”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By: /s/ Timothy Shelhamer
Name: Timothy Shelhamer
Title: SVP and Chief Corporate Counsel
Date: June 11, 2026